UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2019

QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-22208

Delaware	42-1397595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

3551 Seventh Street

Moline, Illinois 61265

(Address of principal executive offices, including zip code)

(309) 736-3584

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2019, the Board of Directors (the “Board”) of QCR Holdings, Inc. (the “Company”) voted to amend and restate the Company’s current bylaws (the “Amended and Restated Bylaws”) to clarify the roles of the Company’s Chief Executive Officer and its President in relation to, among other things, the calling of special meetings of stockholders and the general administration of the Company’s business and affairs, when those positions are held by two separate individuals. As previously announced on November 19, 2018, Douglas M. Hultquist will retire from the Company’s board of directors and from his roles as President and Chief Executive Officer effective at the annual stockholders meeting on May 23, 2019.  Leadership will transition upon Mr. Hultquist’s retirement to current executive leaders and Company directors, Larry J. Helling and Todd A. Gipple.  Mr. Helling will become Chief Executive Officer of the Company and Mr. Gipple will become President.

Additional changes to the Amended and Restated Bylaws include: (i) a provision to describe the existence and role of the Vice Chair of the Board (Section 4.6 of the Amended and Restated Bylaws); and (ii) a provision to describe the existence and role of one or more vice presidents (Section 4.9 of the Amended and Restated Bylaws).  A redline copy of the Amended and Restated Bylaws marked to show changes as to the Company’s Bylaws is attached herewith as Exhibit 3.2 and is incorporated herein by reference.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified by reference to the full text of the Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1	Bylaws, as amended and restated, effective February 13, 2019.

3.2	Redline of Bylaws, as amended and restated, effective February 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR HOLDINGS, INC.

Dated: February 19, 2019	By:	/s/ Todd A. Gipple
Executive Vice President, Chief Operating Officer and Chief Financial Officer